UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 26, 2022 (October 20, 2022)

HCA HEALTHCARE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-11239	27-3865930
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Park Plaza, Nashville, Tennessee	37203
(Address of Principal Executive Offices)	(Zip Code)

(615) 344-9551

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	HCA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 20, 2022, the Board of Directors of HCA Healthcare, Inc. (the “Company”) appointed Jon M. Foster as the Executive Vice President and Chief Operating Officer of the Company effective January 1, 2023. Mr. Foster has previously served as President – American Group of the Company since January 2013. Prior to that, Mr. Foster served as President — Southwest Group from February 2011 to January 2013 and as Division President for the Central and West Texas Division from January 2006 to February 2011. Mr. Foster joined the Company in March 2001 as President and CEO of St. David’s HealthCare in Austin, Texas and served in that position until February 2011.

The information required by Item 5.02(c)(2) of Form 8-K regarding Mr. Foster is contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 filed with the Securities and Exchange Commission (“SEC”) on February 18, 2022 and the Company’s Proxy Statement for the Annual Meeting of Stockholders held on April 21, 2022 filed with the SEC on March 11, 2022 and is incorporated herein by reference. Mr. Foster’s compensation as Executive Vice President and Chief Operating Officer has not yet been determined.

A copy of the press release issued by the Company relating to Mr. Foster’s appointment as the Company’s Executive Vice President and Chief Operating Officer is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On October 25, 2022, the Company issued a press release announcing, among other matters, Mr. Foster’s appointment as the Company’s Executive Vice President and Chief Operating Officer and certain other organizational changes, the text of which is set forth as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated October 25, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 26, 2022	HCA HEALTHCARE, INC.

/s/ John M. Franck II
John M. Franck II Vice President – Legal and Corporate Secretary